                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     Of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12

                              I/OMAGIC CORPORATION
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)     Title of each class of securities to which transaction applies:

                 ---------------------------------------------------
         (2)     Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------
         (4)     Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------
         (5)     Total fee paid:

                 ---------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:________________________________________
         (2)     Form, Schedule or Registration Statement No.:__________________
         (3)     Filing Party:__________________________________________________
         (4)     Date Filed:____________________________________________________

                              I/OMAGIC CORPORATION
                            1300 EAST WAKEHAM AVENUE
                               SANTA ANA, CA 92705

                                 October 8, 2002

Dear Stockholders:

         You are cordially invited to attend the I/OMagic Corporation 2002 Annual Meeting of stockholders that will be held on November 4, 2002 at 9:00 a.m., local time, at The Westin South Coast Plaza Hotel, 686 Anton Boulevard, Costa Mesa, California 92626. All holders of our outstanding common stock as of the close of business on September 6, 2002 are entitled to vote at the 2002 Annual Meeting.

         Enclosed are a copy of the Notice of Annual Meeting of Stockholders, a Proxy Statement and a Proxy Card. A current report on the business operations of I/OMagic Corporation will be presented at the meeting, and stockholders will have an opportunity to ask questions.

         We hope you will be able to attend the 2002 Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy Card in the enclosed envelope in order to make certain that your shares will be represented at the 2002 Annual Meeting.

                                           Sincerely,

                                           /s/ Tony Shahbaz
                                           ----------------
                                           Tony Shahbaz,
                                           Chairman, President, Chief Executive
                                           Officer, Chief Financial Officer and
                                           Secretary

                              I/OMAGIC CORPORATION
                            1300 EAST WAKEHAM AVENUE
                           SANTA ANA, CALIFORNIA 92705

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 4, 2002

                             ----------------------

         NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of stockholders of I/OMagic Corporation, a Nevada corporation, will be held at The Westin South Coast Plaza Hotel, 686 Anton Boulevard, Costa Mesa, California 92626, on November 4, 2002 at 9:00 a.m., local time, for the following purposes:

         1.       To elect six directors to the board of directors;

         2.       To approve the adoption of a 2002 Stock Option Plan;

         3. To approve a one-for-fifteen reverse split of the issued and outstanding shares of the common stock through which every 15 shares of common stock outstanding at the effective date of the Amended and Restated Articles of Incorporation shall be converted into one fully paid and nonassessable share of common stock, with any fractional shares that result from such reverse stock split to be rounded up to the nearest whole share of common stock;

         4. To approve the Amended and Restated Articles of Incorporation to amend, restate and replace our current Articles of Incorporation, to effect various changes recommended by the board of directors in the event Proposal 3 is not approved by the stockholders or, if approved, the board of directors determines in its discretion to decline to implement the reverse stock split;

         5. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as I/OMagic's independent auditors for the fiscal year ending December 31, 2002; and

         6. To transact such other business as may properly come before the 2002 Annual Meeting or any adjournment or adjournments thereof.

         Our board of directors has fixed the close of business on September 6, 2002 as the record date for determining those stockholders who will be entitled to notice of and to vote at the meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting should bring with them a legal proxy.

         As of the close of business on the record date, Tony Shahbaz, who is our Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary, and certain of his affiliates owned approximately 53.76% of our issued and outstanding common stock. Mr. Shahbaz and certain of his affiliates have already indicated that they intend to vote in favor of Proposals 1 through 5 at the meeting.

                                            By Order of the Board of Directors,

                                            /s/ Tony Shahbaz
                                            ----------------
                                            Tony Shahbaz,
                                            Chairman, President, Chief Executive
                                            Officer, Chief Financial Officer and
                                            Secretary

Santa Ana, California
October 8, 2002

                              I/OMAGIC CORPORATION
                            1300 EAST WAKEHAM AVENUE
                           SANTA ANA, CALIFORNIA 92705

                               ------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 4, 2002

                               ------------------

                                VOTING AND PROXY

         We are furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at the 2002 Annual Meeting of stockholders to be held at 9:00 a.m. local time on November 4, 2002, at The Westin South Coast Plaza Hotel, 686 Anton Boulevard, Costa Mesa, California 92626, and at any and all adjournments of the meeting. This proxy statement and the accompanying notice of annual meeting and proxy card are first being mailed to stockholders on or about October 14, 2002.

RECORD DATE; SHARES OUTSTANDING; VOTING

         Only stockholders of record at the close of business on September 6, 2002, are entitled to notice of and to vote their shares at the 2002 Annual Meeting. As of the close of business on that date, we had 67,930,291 shares of common stock outstanding and entitled to vote at the meeting. The inspector of election appointed for the 2002 Annual Meeting will separately tabulate the affirmative and negative votes, abstentions and broker non-votes.

         Section 2115 of the California General Corporation Law provides that corporations such as I/OMagic Corporation that are incorporated in jurisdictions other than California and that meet various tests are subject to several provisions of the California General Corporation Law, to the exclusion of the law of the jurisdiction in which the corporation is incorporated. As of December 31, 2001, we met the tests contained in Section 2115. Consequently, as of that date we were subject to, among other provisions of the California General Corporation Law, Section 708 which governs cumulative voting.

         Each share of common stock entitles the holder of record to one vote on any matter coming before the 2002 Annual Meeting. In voting for directors, however, shares may be voted cumulatively for persons whose names have been placed in nomination prior to the voting for the election of directors, but only if a stockholder present at the 2002 Annual Meeting gives notice at the 2002 Annual Meeting, prior to the voting for the election of directors, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.

         If any stockholder gives proper notice of his or her intention to vote cumulatively, then each stockholder eligible to vote will be entitled to cumulate his or her votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the total number of directors to be elected multiplied by the number of shares that the stockholder is entitled to vote. In addition, the person or persons holding the proxies solicited by our board of directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the board of directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the board of directors, even if cumulative voting is not called for at the 2002 Annual Meeting.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the 2002 Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

         Votes cast at the 2002 Annual Meeting will be tabulated by the person appointed by us to act as inspectors of election for the 2002 Annual Meeting. The inspector of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the 2002 Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspector of election will treat shares of voting stock represented by "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter. Although abstentions and broker non-votes are not counted either "FOR" or "AGAINST" any proposals, if the number of abstentions or broker non-votes results in the votes "FOR" a proposal not equaling at least a majority of the quorum required for the proposal, the proposal will not be approved. This will be the case even though the number of votes "FOR" the proposal exceeds the number of votes "AGAINST" the proposal.

PROXIES

         Whether or not you are able to attend the 2002 Annual Meeting, we urge you to submit your proxy, which is solicited by our board of directors and which when properly completed will be voted as you direct. In the event no directions are specified, such proxies will be voted "FOR" each of the nominees of the board of directors, "FOR" all of the other proposals and, in the discretion of the proxy holders, "FOR" any other matters that may properly come before the 2002 Annual Meeting. You are urged to give direction as to how to vote your shares. You may revoke or change your proxy vote at any time before the 2002 Annual Meeting by delivering a written notice of revocation or submitting another proxy card with a later date to the Secretary of I/OMagic Corporation at our principal executive offices located at 1300 Wakeham Avenue, Santa Ana, California 92705 before the beginning of the 2002 Annual Meeting. You may also revoke your proxy vote by attending the 2002 Annual Meeting and voting in person. However, the mere presence at the 2002 Annual Meeting of a stockholder who has previously appointed a proxy will not revoke the prior appointment.

SOLICITATION OF PROXIES

         We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional solicitation material furnished to our stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners and the corresponding forwarding expenses will be reimbursed by us. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated for engaging in the solicitation process. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2002 Annual Meeting are referred to in the proceeding notice and are discussed below more fully.

                  INFORMATION ABOUT OUR BOARD OF DIRECTORS AND
                             COMMITTEES OF THE BOARD

BOARD OF DIRECTORS

         Our business, property and affairs are managed under the direction of our board of directors. Directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our board of directors and its committees. Our board of directors held a total of one regular meeting and took action by unanimous written consent on one occasion during the fiscal year ended December 31, 2001. All incumbent directors attended the only meeting of the board of directors during the fiscal year ended December 31, 2001.

BOARD COMMITTEES

         Our board of directors has a compensation committee. Our board of directors does not have an audit committee or a nominating committee. The entire board of directors performs the functions of an audit committee and selects nominees for our board of directors. The members and chairmanship of the compensation committee are appointed by the board of directors annually.

         The compensation committee, which consists of Tony Shahbaz and Steel Su (who serves as its chairman), held no meetings during the last fiscal year. The compensation committee is responsible for reviewing and approving base salaries, bonuses and incentive awards for all executive officers, reviewing and establishing the base salary, bonuses and incentive awards for our Chief Executive Officer, and reviewing, approving and recommending to the board of directors the content, terms and conditions of all employee compensation and benefit plans, or changes to those plans.

COMPENSATION OF DIRECTORS

         The Company does not provide any cash compensation to its directors for their services on the board of directors or any committee. However, we reimburse all directors for out-of-pocket expenses incurred in connection with attendance at board of directors and committee meetings.

               DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

         The names, ages and positions held by our directors, director nominees and executive officers as of September 6, 2002 and their business experience are as follows:

              NAME                 AGE                     TITLES
              ----                 ---                     ------
Tony Shahbaz(1)...............      40     Chairman of the Board, President, Chief Executive
                                           Officer, Chief Financial Officer, Secretary, Director
                                           and Director Nominee
Daniel Hou....................      53     Director and Director Nominee
Anthony Andrews...............      40     Vice President, Director of Engineering, Director and
                                           Director Nominee
Steel Su(1)...................      50     Director and Director Nominee
Young-Hyun Shin...............      49     Director and Director Nominee
Daniel Yao....................      46     Director and Director Nominee

---------------
(1)   Member of the compensation committee.

         TONY SHAHBAZ is a founder of I/OMagic Corporation and has served as our Chairman of the Board, President, Chief Executive Officer, Secretary and Chief Financial Officer and as a director since September 1993. Prior to founding I/OMagic Corporation, Mr. Shahbaz was employed by Western Digital Corporation from September 1986 to March 1993. During his tenure at Western Digital Corporation, Mr. Shahbaz held several positions including Vice President of Worldwide Sales for Western Digital Paradise, and Regional Director of Asia Pacific Sales and Marketing Operations. Prior to his positions with Western Digital, Mr. Shahbaz held management positions with Tandon Corporation from 1979 to 1984. From 1985 to 1986, Mr. Shahbaz held management positions with Lapin Technology.

         DANIEL HOU has served as a director of I/OMagic Corporation since January 1998. Since 1986, Mr. Hou has served as the President of Hou Electronics, Inc., a computer peripheral supplier that he founded. Mr. Hou is a prior President of the Southern California Chinese Computer Association and is an active member of the American Chemistry Society. Mr. Hou earned a B.A. degree in Chemistry from National Chung-Hsing University, Taiwan in 1973 and a Masters degree in Material Science from the University of Utah in 1978.

         ANTHONY ANDREWS has served as our Vice President and Director of Engineering since he joined I/OMagic Corporation in March 1994 and has served as a director since October 1995. From 1988 to 1994, Mr. Andrews was a principal engineer at Western Digital Corporation, where he was involved in product and software design and played a key role in the development of portable notebook power management designs that are used by companies such as IBM and AST. Prior to that, Mr. Andrews was a staff engineer with Rockwell International from 1985 to 1988. Mr. Andrews earned a B.S. degree in Math and Computer Science from the University of California at Los Angeles in 1985.

         STEEL SU has served as a director of I/OMagic Corporation since September 2000 and is a founder of Behavior Tech Corporation and has served as its Chairman since 1980. Mr. Su has served and continues to serve as a director or Chairman of the following affiliates of Behavior Tech Corporation: Behavior Design Corporation (chairman), Behavior Tech Computer (USA) Corp. (chairman), Behavior Tech Computer Antilles, N.V. (chairman) and BTC Korea Co., Ltd. (director). Mr. Su has served as chairman of Gennet Technology Corp., Emprex Technologies Corp., MaxD Technology Inc. and Maritek Inc. since 1992, 1998, 2000, and 1999, respectively. Mr. Su has also served as a director of Aurora Systems Corp. and Wearnes Peripherals International (PTE) Limited since 1998, and 2000, respectively. Mr. Su earned a B.S. degree in Electronic Engineering from Ching Yuan Christian University in 1974 and an M.B.A. from National Taiwan University in 2001.

         YOUNG-HYUN SHIN has served as a director of I/OMagic Corporation since September 2000 and the Representative Director of BTC Korea Co., Ltd. since March 1988. Mr. Shin earned a B.S. degree in electronics from Yonsei University in 1979.

         DANIEL YAO has served as a director of I/OMagic Corporation since February 2001 and has been a Chief Strategy Officer for Ritek Corporation since July 2000. Prior to joining Ritek, Mr. Yao served as the Senior Investment Consultant for Core Pacific Securities Capital from July 1998 to July 2000. Prior to that, Mr. Yao was an Executive Vice President for ABN Amro Bank in Taiwan from July 1996 to July 1998. Mr. Yao earned a B.A. degree in Business Management from National Taiwan University in 1978 and a M.B.A. degree from the University of Rochester in New York.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION OF EXECUTIVE OFFICERS

         The following table provides information concerning the annual and long-term compensation for the years ended December 31, 2001, 2000 and 1999 earned for services in all capacities as an employee by Tony Shahbaz, our President, Chief Executive Officer, Chief Financial Officer and Secretary. Mr. Shahbaz is our only executive officer.

                                     SUMMARY COMPENSATION TABLE
                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                                              ANNUAL COMPENSATION                 AWARD
                                                              -------------------                 -----
                                                                                                SECURITIES            OTHER
          NAME AND PRINCIPAL POSITION             YEAR       SALARY          BONUS          UNDERLYING OPTIONS    COMPENSATION
          ---------------------------             ----       ------          -----          ------------------    ------------
Tony Shahbaz.................................     2001       $140,004             --                  --           $40,853 (1)
    Chairman, President, Chief Executive          2000       $140,004             --           1,110,000 (2)       $21,231 (1)
    Officer, Chief Financial Officer and          1999       $140,000       $165,396                  --                --
    Secretary

---------------
         (1)      Consists of salary earned by Mr. Shahbaz as an employee of IOM
                  Holdings, Inc., a subsidiary of I/OMagic Corporation.
         (2)      Includes 510,000 shares of common stock underlying options granted to Mr. Shahbaz's wife, Fedra Shahbaz. The options
                  granted to Mr. Shahbaz and Fedra Shahbaz were immediately
                  exercisable upon the date of grant.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The executive officer named in the summary compensation table above did not receive any option grants or stock appreciation rights in the year ended December 31, 2001.

                   OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table provides information regarding the value of unexercised options held by the named executive officer as of December 31, 2001. The named executive officer did not acquire shares through the exercise of any options during the year ended December 31, 2001.

                                               NUMBER OF
                                         SECURITIES UNDERLYING                 VALUE ($) OF UNEXERCISED
                                         UNEXERCISED OPTIONS AT                 IN-THE-MONEY OPTIONS AT
                                           DECEMBER 31, 2001                     DECEMBER 31, 2001 (3)
                                           -----------------                     ---------------------
             NAME                   EXERCISABLE        UNEXERCISABLE        EXERCISABLE       UNEXERCISABLE
             ----                   -----------        -------------        -----------       -------------
Tony Shahbaz.................        990,567 (1)         719,433 (2)            $0                 $0

--------------
(1)      Includes 227,567 shares of common stock underlying options held by Mr.
         Shahbaz's wife, Fedra Shahbaz.
(2)      Includes 282,433 shares of common stock underlying options held by Mr.
         Shahbaz's wife, Fedra Shahbaz.
(3)      Based upon the last reported sale price of our common stock of $0.60 per share on December 31, 2001 (the last trading day during 2001) as reported on the OTC Bulletin Board(R), minus the exercise price of the options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         On October 22, 1993, we entered into an employment agreement with Tony Shahbaz for Mr. Shahbaz to serve as our President and Chief Executive Officer.
 Under the terms of the employment agreement, Mr. Shahbaz is entitled to receive an initial annual salary of $140,000 and, if our net profits exceed at least $100,000 in any fiscal year, an annual bonus. The amount of the bonus payable to Mr. Shahbaz is equal to: (i) $20,000 for each fiscal year in which the net profits exceed $200,000; (ii) $50,000 for each fiscal year in which the net profits exceed $400,000; or (iii) $70,000, for each fiscal year in which the net profits exceed $500,000.

         If we terminate Mr. Shahbaz without cause, Mr. Shahbaz will be entitled to a portion of the bonus that the number of months during such fiscal year that he was employed bears to twelve months. If we terminate Mr. Shahbaz for cause, our obligation to pay any further salary, bonus or other amounts payable under the agreement terminates on the date of termination. Pursuant to the employment agreement, "cause" is defined as the habitual neglect of the duties which are required to be performed.

         The purpose of the employment agreement is to ensure that we will have the continued dedication of Mr. Shahbaz by providing certain compensation arrangements, competitive with those of other corporations, to incentivize Mr. Shahbaz to remain with I/OMagic Corporation and to enhance his financial security.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Tony Shahbaz, our Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary, is a member of our compensation committee.

         No member of our board of directors has a relationship that constitutes an interlocking relationship with executive officers and directors of another entity.

COMPENSATION OF DIRECTORS

         Directors of I/OMagic Corporation do not receive any compensation for their services. However each director is entitled to reimbursement of his reasonable expenses incurred in attending board of directors' meetings.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

         Our compensation program's goals are to:

         o Attract, retain and motivate highly-qualified executive officers who can provide operational and strategic excellence that will produce on-going success for the company;

         o Align compensation for the executive officers with our business objectives and performance; and

         o Align incentives for executive officers with the interests of stockholders to enhance financial performance and stockholder value.

         We emphasize performance-based compensation that is competitive with the marketplace, and the importance of clearly communicating performance objectives. Our compensation program for employees includes both cash and equity-based elements. Consistent with competitive practices, we also use a cash bonus plan based on achievement of financial performance and key operational objectives.

         The compensation committee did not meet during the fiscal year ended December 31, 2001. Nevertheless, the compensation policies adopted by the compensation committee during prior fiscal years were carried over to fiscal 2001.

CASH COMPENSATION

         SALARY. We set individual salaries for each executive officer based on sustained individual performance, contribution to our results and internal comparison of duties and responsibilities.

         CASH BONUS. In order to help recruit, retain and motivate executives with market-competitive incentives in the current business environment, during fiscal 2001, we provided a cash bonus program for Mr. Shahbaz, our only executive officer, based on performance. During fiscal 2002, we will employ similar performance measures for cash bonus incentives.

EQUITY-BASED COMPENSATION

         Historically, options granted to our current sole executive officer were exercisable immediately. In the future, options granted to our executive officers will be subject to vesting over time. In addition, we expect that initial or "new-hire" options will be granted to executive officers when they first join us. All options to be granted to executive officers will be issued with an exercise price at the then-current fair market value and thus become valuable only if the executive officer continues to serve at I/OMagic Corporation and the price of our stock subsequently increases.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Our Chief Executive Officer's base annual salary for fiscal 2001 and 2000 was $140,000. For fiscal 2002, our Chief Executive Officer's target annual incentive will be consistent with market cash incentives. Our Chief Executive Officer's compensation package is designed to be strongly aligned with the interests of stockholders by making his cash incentives directly tied to achieving specific targets. In the event we grant stock options to our Chief Executive Officer, these stock options will become valuable only if he continues to serve at I/OMagic Corporation and the price of our stock subsequently rises.

                                                     Respectfully submitted,

                                                     Compensation Committee
                                                     I/OMagic Corporation

                                                     Steel Su, Chairman
                                                     Tony Shahbaz, Member

                REPORT OF THE BOARD OF DIRECTORS ON AUDIT MATTERS

         We do not have an audit committee of the board of directors. Our entire board of directors oversees our financial reporting process. Management has the primary responsibility for our financial statements and the overall reporting process, including our system of financial controls. Prior to the inclusion and filing with the Securities and Exchange Commission of the audited financial statements in our annual report on Form 10-K for the year ended December 31, 2001, our board of directors discussed with management but did not review our audited financial statements. In addition, our board of directors obtained from the independent auditors a formal written statement describing all relationships between the auditors and our company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees." The board of directors did not have an opportunity prior to the filing of our Form 10-K to discuss with the auditors our audited financial statements and related matters.

         However, subsequent to the filing of our Form 10-K and prior to the filing of an amendment to our Form 10-K, our board of directors reviewed and discussed with management and the auditors our restated audited financial statements. In addition, our board of directors obtained from the auditors an updated formal written statement describing all relationships between the auditors and our company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees" and discussed with the auditors any relationships that may impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence. Also, prior to the filing of the amendment to our Form 10-K, our board of directors discussed with the auditors all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, prior to the filing with the Securities and Exchange Commission of the amendment to our Form 10-K, our board of directors recommended to management that our restated audited financial statements should be included in the amendment to our Form 10-K. Our board of directors also approved the reappointment of the auditors for the year ended December 31, 2002.

                                                     Respectfully submitted,

                                                     Board of Directors
                                                     I/OMagic Corporation

                                                     Tony Shahbaz, Director
                                                     Daniel Hou, Director
                                                     Anthony Andrews, Director
                                                     Steel Su, Director
                                                     Young-Hyun Shin, Director
                                                     Daniel Yao, Director

PRINCIPAL ACCOUNTING FIRM FEES

         The following table sets forth the aggregate fees billed or expected to be billed to us for services rendered to us for the year ended December 31, 2001 by our independent auditors, Singer Lewak Greenbaum & Goldstein LLP:

        Audit Fees                                              $ 250,000 (1)
        Financial Information Systems Design and
        Implementation Fees                                     $      --
        All Other Fees                                          $  46,000

--------------------------
(1) Includes fees for the audit of our annual financial statements for the year ended December 31, 2001, the audit of our financial statements for the six months ended June 30, 2001 as required by one of our investors, and the reviews of the condensed financial statements included in our quarterly reports on Forms 10-Q for the year ended December 31, 2001.

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total stockholder return on our common stock, based on its market price, with the cumulative total return on companies on the Nasdaq Stock Market (U.S.) and the Nasdaq Computer & Data Processing Index, assuming reinvestment of dividends for the period beginning December 31, 1997 and ending December 31, 2001. This graph assumes that the value of the investment in our common stock and each of the comparison groups was $100 on December 31, 1996.







                           [PERFORMANCE GRAPH HERE]









           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CUMULATIVE TOTAL RETURN

                                                  12/97           12/98          12/99         12/00         12/01
                                              --------------- -------------- -------------- ------------- ------------
I/OMagic Corporation.....................       $ 45.00         $ 17.50        $ 45.00        $ 40.00      $ 24.00

Nasdaq Stock Market (U.S.)...............        122.48          172.68         320.89         193.01       153.15

Nasdaq Computer & Data Processing........        122.87          219.20         481.81         221.85       178.69


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of August 28, 2002, a total of 67,930,291 shares of our common stock were outstanding. The following table sets forth information as of that date regarding the beneficial ownership of our common stock by:

         o each person known by us to own beneficially more than five percent, in the aggregate, of the outstanding shares of our common stock as of the date of the table;

         o        each of our directors and director nominees;

         o the named executive officer in the Summary Compensation Table contained elsewhere in this document; and

         o all of our directors, director nominees and executive officers as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, we believe each security holder possesses sole voting and investment power with respect to all of the shares of common stock owned by such security holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a security holder and the percentage ownership of that security holder, shares of common stock subject to options, warrants or preferred stock held by that person that are currently exercisable or convertible or are exercisable or convertible into shares of common stock within 60 days after the date of the table are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

                                                                                  AMOUNT AND NATURE
                   NAME AND ADDRESS                                                 OF BENEFICIAL          PERCENT
                OF BENEFICIAL OWNER(1)                     TITLE OF CLASS        OWNERSHIP OF CLASS        OF CLASS
                ----------------------                     --------------        ------------------        --------
Tony Shahbaz........................................           Common                37,439,417 (2)          53.76%
Steel Su............................................           Common                 9,610,000 (3)          14.10%
Young-Hyun Shin.....................................           Common                 5,632,912 (4)           8.29%
Daniel Yao..........................................           Common                 5,112,262 (5)           7.53%
Daniel Hou..........................................           Common                 2,035,000 (6)           2.99%
Anthony Andrews.....................................           Common                   221,666 (7)           *
All executive officers, directors and director
    nominees as a group (6 persons).................           Common                60,051,257 (8)          85.63%

---------------

*    Less than 1.00%

(1) Unless otherwise indicated, the address of each person in this table is c/o I/OMagic Corporation, 1300 Wakeham Avenue, Santa Ana, California 92705. Mr. Shahbaz is the sole executive officer of I/OMagic Corporation. Messrs. Shahbaz, Andrews, Hou, Su, Shin and Yao are current directors and director nominees.

(2) Consists of: (i) 7,860,000 shares of common stock and 1,200,000 shares of common stock underlying options held individually by Mr. Shahbaz;
         (ii) 510,000 shares of common stock underlying options held individually by Mr. Shahbaz's wife, Fedra Shahbaz; (iii) 18,356,340 shares of common stock held by Susha, LLC, a California limited liability company ("Susha California"); (iv) 8,250,000 shares of common stock held by Susha, LLC, a Nevada limited liability company ("Susha

         Nevada"); and (v) 1,263,077 shares of common stock held by King Eagle Enterprises, Inc., a California corporation. Mr. Shahbaz has sole voting and sole investment power over the shares held by Susha California, Susha Nevada and King Eagle Enterprises, Inc. Mr. Shahbaz and Behavior Tech Computer (USA) Corp. are the only members of Susha California. Mr. Shahbaz and Behavior Tech Computer Corp. are the only members of Susha Nevada.

(3) Consists of 6,860,000 shares of common stock and 250,000 shares of common stock underlying options held individually by Mr. Su, and 2,500,000 shares of common stock held by Behavior Tech Computer Corp. ("BTC Taiwan"). Mr. Su is the Chief Executive Officer of BTC Taiwan and has sole voting and SOLE investment power over the shares held by BTC Taiwan.

(4) Represents 5,632,912 shares of common stock held by BTC Korea Co., Ltd. ("BTC Korea"). Mr. Shin has sole voting and sole investment power over the shares held by BTC Korea. The address for Mr. Shin is c/o BTC Korea Co., Ltd., 160-5, Kajwa-Dong Seo-Ku, Incheon City, Korea.

(5) Represents 5,112,262 shares of common stock held by Citrine Group Limited ("Citrine"), a wholly owned subsidiary of Ritek Corporation. Mr. Yao is currently serves as the Chief Strategy Officer of Ritek Corporation. Mr. Yao has sole voting and sole investment power over the shares held by Citrine Group Limited. The address for Mr. Yao is c/o Citrine Group Limited, No. 42, Kuanfu N. Road, 30316 R.O.C., HsinChu Industrial Park, Taiwan.

(6) Consists of 35,000 shares of common stock underlying options held individually by Mr. Hou, and 2,000,000 shares of common stock held by Hou Electronics. Mr. Hou has sole voting and sole investment power over the shares held by Hou Electronics.

(7) Consists of 16,666 shares of common stock and 150,000 shares of common stock underlying options held individually by Mr. Andrews, and 55,000 shares of common stock underlying options held individually by Mr. Andrews' wife, Nancy Andrews.

(8)      Includes 2,200,000 shares of common stock underlying options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Citrine, BTC Taiwan and Behavior Tech Computer (USA) Corp. ("BTC USA"), an affiliate of BTC Taiwan, in the aggregate, manufacture a significant amount of our optical storage and related media products.

         Each of Citrine, BTC Taiwan and BTC USA provide us with favorable payment terms in connection with our purchases of inventory from each of these manufacturers. Citrine has agreed to allow us to purchase up to $3,000,000 of inventory upon net 60 day terms. BTC Taiwan and BTC USA, in the aggregate, have agreed to allow us to purchase up to $5,000,000 of inventory upon net 75 day terms. In addition, Hou Electronics has agreed to allow us to purchase up to $2,000,000 of inventory upon net 75 day terms.

         On February 3, 1999, we entered into a subscription agreement with BTC USA. In this transaction, BTC USA contributed $5 million worth of inventory in exchange for 16,666,667 shares of our common stock valued at $0.30 per share. Subsequent to this issuance of shares of common stock, BTC USA contributed the shares of common stock to Susha California.

         On January 4, 2000, we entered into a subscription agreement with BTC Taiwan. In this transaction, BTC Taiwan contributed $5,000,000 worth of inventory in exchange for 6,250,000 shares of our common stock valued at $0.80 per share. Subsequent to this issuance of shares of common stock, BTC Taiwan contributed the shares of common stock to Susha LLC, a Nevada limited liability company.

         On March 7, 2000, we entered into a subscription agreement with BTC Korea. In this transaction, BTC Korea purchased 632,912 shares of our common stock for $2,000,000 in cash.

         On December 10, 2000, we entered into a subscription agreement with Citrine whereby Citrine contributed $8,000,000 worth of inventory in exchange for 5,112,262 shares of our common stock valued at $1.56 per share.

         On December 31, 2000, we acquired all of the common stock of IOM Holdings, Inc. ("IOMH") in exchange for 24,000,000 shares of our common stock valued at $0.64 per share. IOMH owned the Hi-Val brand name and was the exclusive licensee of the Digital Research Technologies brand name. The stock of IOMH was held by Mr. Tony Shahbaz, Mr. Steel Su and BTC Korea. Mr. Shahbaz and Mr. Su each received 9,600,000 shares of our common stock in exchange for their shares of IOMH. BTC Korea received 4,800,000 shares of our common stock.

         On December 31, 2000, Mr. Shahbaz and Mr. Su had outstanding certain obligations which were satisfied by transferring an aggregate of 7,300,000 of the shares they received in the transaction with IOMH. 2,700,000 of these shares were transferred to BTC Korea. After payment of these obligations, each of Mr. Shahbaz and Mr. Su netted 5,950,000 shares of the 9,600,000 shares originally issued by us to each of them in connection with the IOMH transaction. The remaining shares issued by us were used to satisfy creditors of IOMH. The acquisition of IOMH by I/OMagic Corporation was approved by a vote of the stockholders at the annual stockholders meeting held on September 12, 2000.

         On April 1, 2000, IOMH and Alex Properties, a California general partnership, entered into a commercial lease agreement for our premises located at 1300 East Wakeham Avenue, Santa Ana, California. Under the terms of the lease, Alex Properties leased the premises to IOMH for an initial term of ten years from April 1, 2000 to March 31, 2010, with an option for IOMH to renew the lease for another ten year term. The rental rate for the premises during the initial term is $0.45 per square foot during the period from April 1, 2000 to March 31, 2003 and $0.50 per square foot during the period from April 1, 2003 to March 31, 2006, with an increase of $0.05 per square foot for each subsequent year. We acquired all of the outstanding common stock of IOMH on December 31, 2000, and as a result, IOMH became our wholly owned subsidiary and assigned the lease to us. Mr. Shahbaz is a general partner of Alex Properties.

         On January 22, 2001 we issued to Finova Capital Corporation 875,000 shares of our Series A Preferred Stock and 250,000 shares of our Series B Preferred Stock. The original value of these shares was $9 million in the aggregate. We are obligated to redeem these shares at $8.00 per share upon the third anniversary of the issuance of the Series A Preferred Stock and upon the second anniversary of the issuance of the Series B Preferred Stock. If the shares of our common stock trade at a price of $3.00 per share for 15 consecutive trading days, then we have the right to force conversion of the shares of Series A Preferred Stock and Series B Preferred Stock into shares of our common stock at a price equal to the weighted average trading price (which shall be not less than $2.50 per share nor more than $7.00 per share, subject to adjustment for stock splits and similar reclassifications of our common stock) of the shares of common stock during the 20 day period of time prior to the notice of conversion issued by us. If we are unable to require the conversion of the preferred stock or to otherwise negotiate a discounted redemption of the preferred stock, then we would be required to expend $2.0 million to redeem the Series B Preferred Stock on January 22, 2003 and $7.0 million to redeem the Series A Preferred Stock on January 22, 2004.

         We have entered into indemnification agreements with our directors and certain officers containing provisions that may in some respects be broader than the specific indemnification provisions contained in the Nevada Revised Statutes. These agreements provide, among other things, for indemnification of these individuals in proceedings brought by third parties and in stockholder derivative suits. Each agreement also provides for advancement of expenses to the indemnified party.

         We are or have been a party to employment and indemnification arrangements with related parties, as more particularly described above under the headings "Compensation of Executive Officers," "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" and "Compensation of Directors."

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all reports that they file.

         Based solely upon a review of copies of the reports furnished to us during 2001 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our reporting persons were complied with.

         Each of our directors is in the process of reviewing all filings made prior to January 1, 2001, pursuant to Section 16(a) in an effort to determine whether any additional and/or amended filings are required to be made.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Our bylaws currently provide for a board of directors of six directors. All six directors are to be elected at the 2002 Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's nominees named below. Each nominee has consented to be named as a nominee in the proxy statement and to serve as a director if elected. In the event that any management nominee becomes unable or declines to serve as a director, the proxies will be voted for any nominee who shall be designated by the current board of directors to fill the vacancy. In the event that additional persons are nominated at the time of the 2002 Annual Meeting, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will ensure the election of as many of the nominees listed above as possible (or, if new nominees have been designated by the board of directors, in such a manner as to elect such nominees). In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of I/OMagic Corporation.

         The names of the nominees, and certain information about them, are set forth above under the caption "Directors, Director Nominees and Executive Officers." All nominees for director are, at present, directors of I/OMagic Corporation.

REQUIRED VOTE OF STOCKHOLDERS

         The six nominees for director who receive the highest number of affirmative votes shall be elected as directors.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES SET FORTH HEREIN.

                                   PROPOSAL 2

                       ADOPTION OF 2002 STOCK OPTION PLAN

GENERAL

         In each of the years from 1996 through 2001, we adopted and granted options under six separate incentive stock option and non-qualified stock option plans. Each of those plans has expired by its own terms.

         Effective as of September 24, 2002, the board of directors approved our 2002 Stock Option Plan (the "2002 Plan") at a telephonic meeting of the directors. The 2002 Plan is designed to enable us to offer an incentive-based compensation system to employees, officers and directors of I/OMagic Corporation and to consultants who do business with I/OMagic Corporation. The 2002 Plan provides for the grant of incentive stock options, or ISOs, and nonqualified stock options, or NQOs. As of September 24, 2002, no options to purchase shares of common stock were outstanding under the 2002 Plan, and 2,000,000 shares were available for issuance under the 2002 Plan. As soon as practicable following stockholder approval of this proposal, we intend to register on Form S-8 under the Securities Act of 1933 the issuance of our securities under the 2002 Plan. A copy of the 2002 Plan is attached as APPENDIX A to this proxy statement and is described below.

SHARES SUBJECT TO THE 2002 PLAN

         A total of 2,000,000 shares of common stock are authorized for issuance under the 2002 Plan. On September 24, 2002, the closing sale price of a share of our common stock on the OTC Bulletin Board(R) was $0.41. Any shares of common stock that are subject to an award but are not used because the terms and conditions of the award are not met, or any shares that are used by participants to pay all or part of the purchase price of any option, may again be used for awards under the 2002 Plan.

ADMINISTRATION

         The 2002 Plan is administered by a committee of not less than two nor more than five persons appointed by the board of directors, each of whom must be a director of I/OMagic Corporation. The board of directors also may act as the committee at any time or from time to time. It is the intent of the 2002 Plan that it be administered in a manner such that option grants and exercises would be "exempt" under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act").

         The committee is empowered to select those eligible persons to whom options shall be granted under the 2002 Plan, to determine the time or times at which each option shall be granted, whether options will be ISOs or NQOs, and the number of shares to be subject to each option, and to fix the time and manner in which each such option may be exercised, including the exercise price and option period, and other terms and conditions of such options, all subject to the terms and conditions of the 2002 Plan. The committee has sole discretion to interpret and administer the 2002 Plan, and its decisions regarding the 2002 Plan are final.

         The 2002 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the board of directors. The board of directors may not materially impair any outstanding options without the express consent of the optionee or increase the number of shares subject to the 2002 Plan, materially increase the benefits to optionees under the 2002 Plan, materially modify the requirements as to eligibility to participate in the 2002 Plan or alter the method of determining the option exercise price without stockholder approval. No option may be granted under the 2002 Plan after September 24, 2012.

OPTION TERMS

         ISOs granted under the 2002 Plan must have an exercise price of not less than 100% of the fair market value of the common stock on the date the ISO is granted and must be exercised, if at all, within ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of the total voting securities of I/OMagic Corporation on the date of grant, such exercise price shall be not less than 110% of fair market value on the date of grant, and the option period may not exceed five years. NQOs granted under the 2002 Plan must have an exercise price of not less than 85% of the fair market value of the common stock on the date the NQO is granted.

         Options may be exercised during a period of time fixed by the committee, except that no option may be exercised more than ten years after the date of grant and no option shall vest at less than 20% per year over a consecutive five-year period. In the discretion of the committee, payment of the purchase price for the shares of stock acquired through the exercise of an option may be made in cash, shares of I/OMagic Corporation common stock or a combination of cash and shares of I/OMagic Corporation common stock.

FEDERAL INCOME TAX CONSEQUENCES

         NQOS
         ----

         Holders of NQOs do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of common stock on the date of exercise of the NQO exceeds the exercise price paid. I/OMagic Corporation will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO.

         In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her option.

         ISOS
         ----

         Holders of ISOs will not be considered to have received taxable income upon either the grant of the option or its exercise. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either two years from the date of grant of the option or one year from the date of exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of the fair market value of the option stock minus the option price, or the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. I/OMagic Corporation will be entitled to a tax deduction in regard to an ISO only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.

         Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year and two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

POSSIBLE ANTI-TAKEOVER EFFECTS

         Although not intended as an anti-takeover measure by the board of directors, one of the possible effects of the 2002 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the directors and officers of I/OMagic Corporation. Such persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt.

         In addition, options may, in the discretion of the committee, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of the assets of I/OMagic Corporation, or other attempted changes in the control of I/OMagic Corporation. In the opinion of the board of directors, such an acceleration provision merely ensures that optionees under the 2002 Plan will be able to exercise their options as intended by the board of directors and stockholders of I/OMagic Corporation prior to any such extraordinary corporate transaction which might serve to limit or restrict such right. The board of directors is, however, presently unaware of any threat of hostile takeover involving I/OMagic Corporation.

REQUIRED VOTE OF STOCKHOLDERS

         The affirmative vote of a majority of the shares of common stock represented and voting on this proposal will constitute stockholder approval of the 2002 Plan. As noted above, the board of directors has approved the 2002 Plan. Stockholders should be aware, however, that the board of directors may be viewed as having a conflict of interest in approving, and recommending that stockholders approve, the 2002 Plan.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2002 PLAN.

                                   PROPOSAL 3

                    AMENDMENT TO ARTICLES OF INCORPORATION TO
                  EFFECT A ONE-FOR-FIFTEEN REVERSE STOCK SPLIT
                     OF I/OMAGIC CORPORATION'S COMMON STOCK

GENERAL

         As of August 28, 2002, 67,930,291 shares of our common stock were outstanding and the per share closing price of our common stock on that date was $0.60. In order to reduce the number of shares of common stock outstanding, the board of directors has unanimously adopted a resolution seeking stockholder approval to grant the board of directors authority to amend and restate our Articles of Incorporation to effect a one-for-fifteen reverse stock split of our common stock. Approval of this reverse stock split proposal would give the board of directors authority to implement the reverse stock split at any time it determined prior to December 31, 2002. In addition, approval of this reverse stock split proposal would also give the board of directors authority to decline to implement a reverse stock split prior to such date or at all.

         If our stockholders approve the reverse stock split proposal and the board of directors decides to implement the reverse stock split, we will file the Amended and Restated Articles of Incorporation ("Restated Articles") with the Secretary of State of the State of Nevada through which every fifteen shares of common stock issued and outstanding will be converted into one fully paid and nonassessable share of common stock, with any fractional shares that result from such reverse stock split to be rounded up to the nearest whole share of common stock. The reverse stock split, if implemented, would not change the number of authorized shares of common stock or preferred stock or the par value of our common stock or preferred stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding after the reverse stock split as such stockholder did immediately prior to the split.

PURPOSE

         Over the past few years, market prices for stocks trading in the U.S. markets have generally declined. For example, the closing price for the S&P 500 Index decreased from 1,381.76 on March 2, 2000 to 917.87 on August 28, 2002. In order to reduce the number of shares of our common stock outstanding and thereby attempt to proportionally raise the per share price of our common stock, the board of directors determined that a reverse stock spit was desirable in order to: (i) encourage greater investor interest in our common stock by making the stock price more attractive to the many investors, particularly institutional investors, who refrain from investing in lower priced stocks; and (ii) reduce trading fees and commissions incurred by stockholders, since these costs are based to a significant extent on the number of shares traded.

         The board of directors believes that the reverse stock split may help encourage greater interest in our common stock. The board of directors believes that the current market price of our common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. Various brokerage house policies and practices also tend to discourage individual brokers from dealing in low-priced stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower priced stocks. If effected, the reverse stock split would reduce the number of outstanding shares of our common stock and increase the trading price of our common stock. The board of directors believes that raising the trading price of our common stock will increase the attractiveness of our common stock to the investment community and possibly promote greater liquidity for our existing stockholders.

         Because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of our common stock, in the absence of the reverse stock split, may continue to result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the share price was substantially higher. For this reason, individual and institutional investors may be unwilling to purchase our common stock at its current market price.

         Our common stock is listed on the OTC Bulletin Board(R). A reverse stock split as set forth in this proposal may enable us to list our common stock on the Nasdaq SmallCap Market. If our common stock was listed on the Nasdaq SmallCap Market, the board of directors believes that the liquidity in the trading market for our common stock may be increased, which would, in turn, increase the trading price and decrease the transaction costs of trading shares of our common stock.

         If the stockholders approve the reverse stock split proposal, the reverse stock split will be effected, if at all, only upon a determination by the board of directors that the reverse stock split is in the best interests of I/OMagic Corporation and our stockholders at that time. This determination will be made by the board of directors to create the greatest marketability of our common stock based on prevailing market conditions at that time. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split. If the board of directors does not implement a reverse stock split prior to December 31, 2002, the authority granted in this proposal to implement a reverse stock split on these terms will terminate. The board of directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that the split is no longer in the best interests of I/OMagic Corporation and our stockholders.

RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT

THERE CAN BE NO ASSURANCE THAT THE TOTAL MARKET CAPITALIZATION OF OUR COMMON STOCK AFTER THE PROPOSED REVERSE STOCK SPLIT WILL BE EQUAL TO OR GREATER THAN THE TOTAL MARKET CAPITALIZATION BEFORE THE PROPOSED REVERSE STOCK SPLIT OR THAT THE PER SHARE MARKET PRICE OF OUR COMMON STOCK FOLLOWING THE REVERSE STOCK SPLIT WILL EITHER EXCEED OR REMAIN HIGHER THAN THE CURRENT PER SHARE MARKET PRICE.

         There can be no assurance that the market price per new share of our common stock (the "New Shares") after the reverse stock split will rise or remain constant in proportion to the reduction in the number of old shares of our common stock (the "Old Shares") outstanding before the reverse stock split. For example, based on the closing market price of our common stock on August 28, 2002 of $0.60 per share, if the board of directors decided to implement the reverse stock split, there can be no assurance that the post-split market price of our common stock would be $9.00 per share or greater. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

THERE CAN BE NO ASSURANCE THAT THE REVERSE STOCK SPLIT WILL RESULT IN A PER SHARE PRICE THAT WILL ATTRACT INSTITUTIONAL INVESTORS AND BROKERS.

         While the board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors and brokers.

A DECLINE IN THE MARKET PRICE FOR OUR COMMON STOCK AFTER THE REVERSE STOCK SPLIT MAY RESULT IN A GREATER PERCENTAGE DECLINE THAN WOULD OCCUR IN THE ABSENCE OF A REVERSE STOCK SPLIT, AND THE LIQUIDITY OF OUR COMMON STOCK COULD BE ADVERSELY AFFECTED FOLLOWING A REVERSE STOCK SPLIT.

         The market price of our common stock will also be based on our and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

         CORPORATE MATTERS. If approved and effected, the reverse stock split would have the following effects:

         o fifteen Old Shares owned by a stockholder would be exchanged for one New Share;

         o the number of shares of our common stock issued and outstanding will be proportionately reduced;

         o proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of our common stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split;

         o the number of shares reserved for issuance under our existing stock option plans and employee stock purchase plans will be reduced proportionately.

         FRACTIONAL SHARES. No scrip or fractional certificates will be issued in connection with the reverse stock split. Instead, any fractional share that results from the reverse stock split will be rounded up to the next whole share of our common stock.

         If approved and effected, the reverse stock split will result in some stockholders owning "odd lots" of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

         AUTHORIZED SHARES. Upon the effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase due to the reduction in the number of shares of our common stock issued and outstanding. As of September 6, 2002, we had 100,000,000 shares of common stock and 10,000,000 shares of preferred stock authorized, of which 1,000,000 shares were designated Series A Preferred Stock and 1,000,000 shares were designated Series B Preferred Stock. As of September 6, 2002, there were issued and outstanding, 67,930,291 shares of common stock, 875,000 shares of Series A Preferred Stock and 250,000 shares of Series B Preferred Stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of our common stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our common stock.

         ACCOUNTING MATTERS. The reverse stock split will not affect the par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionately, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be restated because there will be fewer shares of our common stock outstanding.

         POTENTIAL ANTI-TAKEOVER EFFECT. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other transaction for the combination of I/OMagic Corporation with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of I/OMagic Corporation, nor is it part of a plan by management to recommend a series of similar amendments to our board of directors and stockholders. Other than the reverse stock split proposal, our board of directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of I/OMagic Corporation.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

         If the stockholders approve the proposal to authorize the board of directors to implement the reverse stock split and the board of directors decides to implement the reverse stock split on or prior to December 31, 2002, we will file the Restated Articles with the Secretary of State of the State of Nevada to amend our existing Articles of Incorporation. The reverse stock split will become effective at the time specified in the Restated Articles, which is referred to below as the "effective time." Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares. The text of the Restated Articles to effect the reverse stock split, if implemented by the board of directors, would be in substantially the form attached hereto as APPENDIX B. The text of the form of Restated Articles attached to this proxy statement includes certain revisions to our current articles of incorporation which are described in Proposal 4. In addition, the text of the form of Restated Articles attached to this proxy statement is subject to modification to include such changes as may be required by the Office of the Secretary of State of the State of Nevada and as the board of directors deems necessary and advisable to effect the reverse stock split, including the insertion of the effective time determined by the board of directors.

         As soon as practicable after the effective time, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent, Transfer Online, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal we send to our stockholders. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

NO DISSENTERS' RIGHTS

         Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters' rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

         The following is a summary of certain material federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split.

         No gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the reverse stock split.

         Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

REQUIRED VOTE OF STOCKHOLDERS

         The affirmative vote of a majority of the shares outstanding on the Record Date will be required to approve this proposal. If the stockholders do not approve Proposal 3 or if, after stockholder approval of Proposal 3, the board of directors declines to implement the reverse stock split, the language necessary to effect the reverse stock split will be subsequently deleted from the Article FOURTH of the Restated Articles, and the Restated Articles will be filed with the Secretary of State of the State of Nevada to effect the various other changes discussed below in Proposal 4.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO GRANT AUTHORITY TO OUR BOARD OF DIRECTORS TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION TO EFFECT A ONE-FOR-FIFTEEN REVERSE STOCK SPLIT OF OUR COMMON STOCK AT ANY TIME PRIOR TO DECEMBER 31, 2002.



                                   PROPOSAL 4

           APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION
                 TO MODERNIZE AND CONFORM TO CURRENT NEVADA LAW

GENERAL

         Our board of directors has approved the Restated Articles substantially in the form attached hereto as APPENDIX B and has recommended that our stockholders consider and adopt the Restated Articles at the 2002 Annual Meeting. Our current Articles of Incorporation initially were adopted in January 1996. Since that time, the Articles of Incorporation, as well as applicable corporate law provisions, have been amended numerous times.

PURPOSE

         Proposal 4 is primarily intended to modernize the Articles of Incorporation generally by taking advantage of the most recent provisions of the Nevada Revised Statutes and by deleting provisions of the Articles of Incorporation that are unnecessary, ineffective or otherwise inappropriate as a result of revisions to applicable law. If Proposal 4 is approved, the Restated Articles will become effective upon filing of the Restated Articles with the Secretary of State of the State of Nevada. In addition, if Proposal 3 is approved and the board of directors elects to effectuate the reverse stock split, the Restated Articles (including the language relating to the reverse stock split) will become effective upon filing with the Secretary of State of the State of Nevada regardless of whether Proposal 4 is approved.

         From time to time, we are required to deliver copies of our Articles of Incorporation to governmental and private entities in connection with our business activities. However, the Articles of Incorporation are comprised of five separate documents (collectively, the "Current Articles"). By deleting unnecessary provisions, the proposed Restated Articles will update the Current Articles to be consistent with current Nevada law as well as eliminate the number of separate documents that are now required.

PRINCIPAL EFFECTS OF THE RESTATED ARTICLES

         As noted above, the Nevada Revised Statutes has been revised in certain respects since our Articles of Incorporation were filed in 1996. As a result of these revisions, many of the provisions of the Current Articles are unnecessary or otherwise inappropriate under current law. For example, the Current Articles have a broad purpose statement which states that we may engage in any lawful act or activity, despite the provision in the Nevada Revised Statutes that subject to any limitations contained in a corporation's articles of incorporation, every corporation generally has broad powers to, among other things, carry on any lawful business necessary or incidental to the attainment of the objectives of the corporation, whether or not the business is similar in nature to the objectives set forth in its articles. Accordingly, the purpose clause is no longer necessary. The proposed Restated Articles incorporate a number of these types of changes, including, among others, the following articles:

         o FIRST: Name. This provision, which relates to the name of the corporation, has been retained.

         o SECOND: Registered Office and Agent. This provision is not required by the Nevada Revised Statutes to be included in the Restated Articles and has been deleted.

         o THIRD: Purpose and Business. As discussed above, this provision is not required by the Nevada Revised Statutes and has been deleted.

         o FOURTH: Capital Stock (New Article SECOND). This provision has been revised to incorporate the terms of the various certificate of amendments and certificate of designations in order to combine the separate documents which comprise our Current Articles into the Restated Articles. Article SECOND of the Restated Articles will consolidate the terms of the following documents: (i) Restated Articles of Incorporation dated January 10, 1996; (ii) Amended and Restated Certificate of Designation of Series A Cumulative Preferred Stock dated December 29, 2000; (iii) Certificate of Amendment dated January 12, 2001; and (iv) Certificate of Designation of Series B Preferred Stock dated January 12, 2001. In addition, this provision has been revised to include the language necessary to effect the reverse stock split discussed in Proposal 3. If the stockholders do not approve Proposal 3 or if, after stockholder approval of Proposal 3, the board of directors declines to implement the reverse stock split, the language necessary to effect the reverse stock split will be subsequently deleted from this provision and the Restated Articles will be filed with the Secretary of State of the State of Nevada to effect the various other changes discussed in Proposal 4.

         o FIFTH: Adoption of Bylaws. This provision is duplicative of provisions in the Nevada Revised Statutes and thus has been deleted.

         o SIXTH: Stockholder Amendment of Bylaws. This provision has been deleted to be consistent with the current Nevada Revised Statutes.

         o SEVENTH: Board of Directors. This provision is duplicative of provisions in the Nevada Revised Statutes and thus has been deleted.

         o EIGHTH: Term of Board of Directors. This provision has been deleted to be consistent with the current Nevada Revised Statutes, which requires directors of a non-classified board to be elected at the annual meeting of stockholders.

         o NINTH: Vacancies on Board of Directors. The Nevada Revised Statutes permits a number of provisions relating to matters affecting directors to be in either the articles of incorporation or the bylaws of a corporation. Because the matters contained in this provision of the Current Articles are duplicative of a provision in our Amended and Restated Bylaws, this provision has been deleted.

         o TENTH: Removal of Directors. This provision has been deleted to be consistent with the current Nevada Revised Statutes.

         o ELEVENTH: Stockholder Action (New Article FOURTH). This provision, which eliminates stockholder action by written consent unless permitted by a majority of the board of directors, has been retained.

         o TWELFTH: Special Stockholder Meeting. The Nevada Revised Statutes permits a number of provisions relating to matters affecting stockholders to be in either the articles of incorporation or the bylaws of a corporation. Because the matters contained in this provision of the Current Articles are governed by a provision in our Amended and Restated Bylaws, this provision has been deleted.

         o THIRTEENTH: Location of Stockholder Meetings. The Nevada Revised Statutes permits a number of provisions relating to matters affecting stockholders to be in either the articles of incorporation or the bylaws of a corporation. Because the matters contained in this provision of the Current Articles are governed by a provision in our Amended and Restated Bylaws, this provision has been deleted.

         o FOURTEENTH: Private Property of Stockholders. This provision is duplicative of provisions in the Nevada Revised Statutes and thus has been deleted.

         o FIFTEENTH: Stockholder Appraisal Rights in Business Combinations. This provision has been deleted to be consistent with the current Nevada Revised Statutes.

         o SIXTEENTH: Other Amendments. This provision has been deleted to be consistent with the current Nevada Revised Statutes.

         o SEVENTEENTH: Term of Existence. This provision is not required by the Nevada Revised Statutes and has been deleted.

         o EIGHTEENTH: Liability of Directors (New Article SIXTH). The Nevada Revised Statutes permits a Nevada corporation to include in its articles of incorporation a provision that limits or eliminates, with certain exceptions, a director's personal liability for monetary damages resulting from a breach of his or her fiduciary duty of care to a corporation. Article SIXTH of the proposed Restated Articles revises Article EIGHTEENTH of the Current Articles to eliminate, to the maximum extent permitted by the Nevada Revised Statutes, a director's liability to us and our stockholders for monetary damages for breach of his or her fiduciary duty of care or other duty as a director by reason of any act or omission occurring after Article SIXTH becomes effective. Article SIXTH does not, however, eliminate or limit a director's liability for (i) any act or omission involving intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of unlawful distributions to stockholders. Furthermore, it does not limit liability for claims against a director arising out of his or her role as an officer or in any other capacity, nor does it affect the director's responsibilities under the federal securities laws or any other law. Because our directors may have a beneficial financial interest in this proposal, they may be deemed to have a conflict of interest in recommending it to the stockholders.

                  The board of directors believes that the diligence exercised by directors arises primarily from their desire to act in our company's best interests and not from fear of monetary damage awards. The board of directors also believes, however, that effective corporate governance is hindered by the threat of personal liability for business judgments made in good faith by directors and the threat of lawsuits seeking to establish liability for good faith business judgments. Consequently, the board of directors believes that the elimination of liability provided by Article SIXTH will not affect the level of scrutiny and care exercised by our directors, but will instead serve our best interests by enhancing our ability to attract and retain qualified non-employee directors. The measures limiting the liability of directors are not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any present or potential member of the board of directors. We intend to continue to provide liability insurance for our directors and officers, to the extent such insurance is available to us on satisfactory terms, regardless of whether the stockholders approve this proposal. Article SIXTH will effectively eliminate a potential cause of action against one of our directors for damages for an alleged violation of the director's fiduciary duty to us.

         o NINETEENTH: Name and Address of Incorporator. This provision is not required by the Nevada Revised Statutes to be included in the Restated Articles and has been deleted.

         In addition to the foregoing provisions, the Restated Articles include the provisions listed below, which are intended to update the Current Articles to be consistent with the current Nevada Revised Statutes.

         o NON-ASSESSMENT OF CAPITAL STOCK (New Article THIRD). This provision, which provides that no stock issued as fully paid up shall ever be assessable or assessed, and the articles of incorporation shall not be amended in this particular, has been added. This provision prevents the board of directors from levying and collecting assessments upon the capital stock of the I/OMagic Corporation.

         o        INDEMNIFICATION OF DIRECTORS AND OFFICERS (New Article FIFTH).
                  Section 78.751 of the Nevada Revised Statutes provides that we may include in our articles of incorporation, bylaws or agreements, provisions expanding rights to indemnification beyond that otherwise provided by the Nevada Revised Statutes. The Nevada Revised Statutes provides a detailed statutory framework covering indemnification of directors, officers or agents of a corporation who have been or are threatened to be made parties to any legal proceeding by reason of their service to a corporation ("indemnified parties"). Under Nevada law, indemnification must be made to indemnified parties who have been successful "on the merits or otherwise" with respect to the defense of any such proceeding, but Nevada law does not require indemnification in any other circumstances. We may not, however, indemnify persons who acted in a manner that they did not believe in good faith to be in or not opposed to our best interests or, with respect to any criminal proceeding, that they had reasonable cause to believe was unlawful. The Nevada Revised Statutes permits a corporation to advance expenses incurred in defending such a proceeding if the indemnified party undertakes to repay such sums in the event it is later determined that he or she should not have been indemnified.

                  The board of directors believes it is appropriate to provide mandatory indemnification to its officers and directors in response to the increasing hazard of unfounded litigation directed against directors and officers and its related expense and our potential liability, and in order to continue to attract and retain qualified directors and officers in light of these circumstances. Because the directors may have a beneficial financial interest in recommending that the stockholders adopt new Article FIFTH, they may be deemed to have a conflict of interest in recommending this proposal to the stockholders. At present, there is pending litigation involving Mr. Shahbaz for which indemnification would be permitted. In that regard, the board of directors has agreed to indemnify Mr. Shahbaz in connection with this litigation in a manner consistent with Section 78.751 of the Nevada Revised Statutes and the indemnification agreement entered into between Mr. Shahbaz and I/OMagic Corporation. Other than as described in the preceding sentence, management is not aware of any threatened litigation or proceeding that could result in a claim for indemnification by any director or officer.

REQUIRED VOTE OF STOCKHOLDERS

         The affirmative vote of a majority of the shares outstanding on the Record Date will be required to approve this proposal.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION TO MODERNIZE AND CONFORM TO CURRENT NEVADA LAW.



                                   PROPOSAL 5

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The board of directors has selected Singer Lewak Greenbaum & Goldstein LLP as our independent auditors for the fiscal year ending December 31, 2002. Singer Lewak Greenbaum & Goldstein LLP served as our independent auditors for the fiscal year ending December 31, 2001. At the 2002 Annual Meeting, the stockholders are being asked to ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent auditors for the fiscal year ending December 31, 2002. A representative of Singer Lewak Greenbaum & Goldstein LLP is expected to be present at the 2002 Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if he or she so desires. In the event ratification by the stockholders of the appointment of Singer Lewak Greenbaum & Goldstein LLP as our independent auditors is not obtained, the board of directors will reconsider such appointment.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF SINGER LEWAK GREENBAUM & GOLDSTEIN LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.



                              STOCKHOLDER PROPOSALS

         Stockholders of I/OMagic Corporation may submit proposals for consideration at future stockholder meetings, including director nominations. Proposals of our stockholders, including director nominations, that are intended to be presented by such stockholders at our next annual meeting of stockholders and that such stockholders desire to have included in our proxy statement relating to such meeting must be received by us no later than June 16, 2003 in order to be considered for possible inclusion in our proxy statement and form of proxy relating to that meeting.

         If a stockholder wishes to present a proposal, including a director nomination, at our 2003 annual meeting and the proposal is not intended to be included in our proxy statement relating to that meeting, the stockholder must give advance notice in writing to the Secretary of I/OMagic Corporation prior to the deadline for such meeting determined in accordance with our Amended and Restated Bylaws (the "Bylaw Notice Deadline"). The Bylaw Notice Deadline with respect to the 2003 annual meeting is June 16, 2003. If a stockholder gives notice of a proposal outside of the Bylaw Notice Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting according to our bylaws.

         Any proposals submitted by stockholders must comply with the requirements for stockholder proposals set forth in our Amended and Restated Bylaws. A copy of the full text of the applicable bylaw provisions may be obtained by writing to our Secretary. All notices of proposals by stockholders, whether or not included our proxy materials, should be sent to I/OMagic Corporation, 1300 East Wakeham Avenue, Santa Ana, California 92705, Attention:
Secretary.

         We have not been notified by any stockholder of his intent to present a stockholder proposal from the floor at the 2002 Annual Meeting. Accordingly, no stockholder motions from the floor will be considered at the meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the 2002 Annual Meeting.

                                  ANNUAL REPORT

         A copy of Amendment No. 1 to our annual report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission, is available without charge by writing to: I/OMagic Corporation, 1300 East Wakeham Avenue, Santa Ana, California 92705, Attention: Chief Financial Officer, and via the Securities and Exchange Commission's website at www.sec.gov.

         ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A

                              I/OMAGIC CORPORATION
                             2002 STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN. The purpose of this 2002 Stock Option Plan (the "Plan") of I/OMagic Corporation, a Nevada corporation (the "Company"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified directors and key personnel. The Plan is intended to advance the interests of the Company by affording to directors and key employees, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by consultants that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company.

         2. LEGAL COMPLIANCE. It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, that ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grant of NQOs to consultants that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

         3. ADMINISTRATION OF THE PLAN.

                  3.1 PLAN COMMITTEE. The Plan shall be administered by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than two nor more than five persons. Such persons shall be directors of the Company. Notwithstanding the foregoing, the Board may act as the Committee at any time or from time to time.

                  3.2 GRANTS OF OPTIONS BY THE COMMITTEE. In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in Section 7. Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

                  3.3 COMMITTEE PROCEDURES. The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by unanimous written consent of Committee members without a meeting.

                  3.4 FINALITY OF COMMITTEE ACTION. The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Committee and each of the members of the Committee, and the directors, officers and employees of the Company, including Optionees and their respective successors in interest.

                  3.5 NON-LIABILITY OF COMMITTEE MEMBERS. No Committee member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any Option granted under it.

         4. BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN. The Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion. Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any Option previously granted under the Plan without the express written consent of the optionee; or (ii) increase the number of shares subject to the Plan, materially increase the benefits accruing to optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in Section 8, without stockholder approval.

         5. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Committee is authorized to grant Options for up to 2,000,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with Section 13, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

         6. OPTIONEES. Options shall be granted only to officers, directors or key employees of the Company or consultants that do business with the Company designated by the Committee from time to time as Optionees. Any Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in Section 10.3.

         7. GRANTS OF OPTIONS. The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date specified in such resolution. Notwithstanding the foregoing, unless the Committee consists solely of non-employee directors, any Option granted to an executive officer, director or 10% beneficial owner for purposes of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), shall either be
(a) conditioned upon the Optionee's agreement not to sell the shares of Common Stock underlying the Option for at least six months after the date of grant or
(b) approved by the entire Board or by the stockholders of the Company.

         8. OPTION EXERCISE PRICE. The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than 100% of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date as of which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to 110% of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than 85% of the Fair Market Value on the date as of which the NQO is granted, as determined by the Committee. For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be:

                  8.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, or if the Common Stock is traded on the OTC Bulletin Board(R) or its successor, the Fair Market Value shall be the closing sale price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange, system or board on the day immediately preceding the given date, as report in The Wall Street Journal or such other source as the Committee deems reliable;

                  8.2 If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day immediately preceding the given date, as report in The Wall Street Journal or such other source as the Committee deems reliable; or

                  8.3 In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

         9. CEILING OF ISO GRANTS. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

         10. DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

                  10.1 OPTION PERIOD. The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten years from the date on which the Option is granted, or five years in the case of a grant of an ISO to an Optionee who is a 10% stockholder at the date as of which the Option is granted as described in
Section 8.

                  10.2 EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee; provided, however, that each Option granted to an Optionee who is not an officer, director or consultant of the Company or a Company affiliate shall provide for the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted, subject to reasonable conditions such as continued employment.

                  10.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE," OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT. All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, that the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company. Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 14), he may, at any time before the expiration of three months after such termination or before expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of twelve months after such termination or before expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him at the date of his death shall be exercisable by his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him, as the case may be, within twelve (12) months after his death or before the expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 14, his Option shall terminate immediately upon termination of employment, and such Option shall be deemed to have been forfeited by the Optionee. For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct (1) which injures or impairs the reputation, goodwill, or business of the Company; or (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company that results in material harm to the Company. A termination for cause may also include any resignation in anticipation of discharge for cause or resignation accepted by the Company in lieu of a formal discharge for cause.

         11. MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

                  11.1 WRITTEN NOTICE OF EXERCISE. An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office.

                  11.2 CASH PAYMENT FOR OPTIONED SHARES. If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

                  11.3 STOCK SWAP FEATURE. At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. If the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of Section 8.

                  11.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE. The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by Section 10.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or
(ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

                  11.5 STOCKHOLDER RIGHTS OF OPTIONEE. Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by Section 10.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in Section 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

                  11.6 HOLDING PERIODS FOR TAX PURPOSES. The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

         12. SUCCESSIVE GRANTS. Successive grants of Options may be made to any Optionee under the Plan.

         13. ADJUSTMENTS.

                  13.1 If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised Options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the exercise price per share.

                  13.2 In the event of the dissolution or liquidation of the Company, any outstanding and unexercised Options shall terminate as of a future date to be fixed by the Committee.

                  13.3 In the event of a Reorganization (as hereinafter defined), then,

                           (i) If there is no plan or agreement with respect to
                  the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then any outstanding and unexercised Options shall terminate as of a future date to be fixed by the Committee; or

                           (ii) If there is a Reorganization Agreement, and the
                  Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised Options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised Options, and shall adjust the shares remaining under the Plan which are then available for the issuance of Options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such Options and shares.

                  13.4 The term "Reorganization" as used in this Section 13 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any Options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

                  13.5 The Committee shall provide to each optionee then holding an outstanding and unexercised Option not less than 30 calendar days' advanced written notice of any date fixed by the Committee pursuant to this Section 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised Options. Except as the Committee may otherwise provide, each optionee shall have the right during such period to exercise his Option only to the extent that the Option was exercisable on the date such notice was provided to the optionee.

                  Any adjustment to any outstanding ISO pursuant to this Section 13, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this Section 13 referred to as the "old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

                  13.6 No modification, extension, renewal, or other change in any Option granted under the Plan may be made, after the grant of such Option, without the optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

                  13.7 All adjustments and determinations under this Section 13 shall be made by the Committee in good faith in its sole discretion.

         14. CONTINUED EMPLOYMENT. As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by such agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan. Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence.

         15. TAX WITHHOLDING. The exercise of any Option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. When an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any Option, the Optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in Section 8, with reference to the date the amount of tax to be withheld is determined. The Optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an Optionee who is an officer of the Company within the meaning of Section 16 of the 1934 Act, to be effective, must meet all of the requirements of Section 16 of the 1934 Act.

         16. TERM OF PLAN.

                  16.1 EFFECTIVE DATE. Subject to stockholder approval, the Plan was adopted by the Board effective as of September 24, 2002. The Board intends to obtain stockholder approval for the Plan as soon as practicable.

                  16.2 TERMINATION DATE. Except as to Options granted and outstanding under the Plan prior to such time, the Plan shall terminate at midnight on September 24, 2012, and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in Section 4.

         17. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

         18. GOVERNING LAW. The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of California.

         19. INFORMATION TO OPTIONEES. Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

         20. TRANSFERABILITY OF OPTIONS. Options granted under the Plan are nontransferable other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to immediate family. The term "immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and also includes adoptive relationships.

                                                                      APPENDIX B

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                              I/OMAGIC CORPORATION


To the Secretary of State
State of Nevada

         Pursuant to the provisions of Nevada Revised Statutes, Title 7, Chapter 78, the undersigned officers of the corporation hereinafter named, which is a corporation for profit organized under the laws of the State of Nevada, do hereby certify that the following is the entire text of the Articles of Incorporation of the corporation as heretofore amended and as hereby restated and that the Board of Directors of the corporation at a meeting duly convened and held on the 25th day of July 2002 adopted resolutions to amend and restate the corporation's Articles of Incorporation as follows:

FIRST:   The name of the corporation is I/OMagic Corporation (the "Company").

SECOND:

                                       A.

                                AUTHORIZED SHARES

         The total number of shares which the Company shall have authority to issue is one hundred ten million (110,000,000) shares of capital stock, of which one hundred million (100,000,000) shares shall be designated common stock, par value of $0.001 per share, and ten million (10,000,000) shares shall be designated preferred stock ("Other Stock"), par value of $0.001 per share. Immediately upon the filing of these Amended and Restated Articles of Incorporation, each fifteen (15) outstanding shares of the Company's common stock will be combined, automatically and without further action, into one (1) share of common stock, with any fractional shares resulting from such combination being rounded up to the nearest whole share.

                                       B.

                            SERIES A PREFERRED STOCK

         1.       Authorized amount
                  -----------------

         The Company is authorized to issue 10,000,000 (Ten Million) shares of preferred stock, $.001 par value, of which 1,000,000 (One Million) shares are restated and designated as the Series A Preferred Stock (the "Preferred Stock"), having the voting powers, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth below. Upon any issued shares of Preferred Stock being outstanding for three years, the Company shall be obligated to redeem any issued shares at the stated value of $8.00 per share (the "Stated Value"). The Preferred Stock may not be sold, transferred or encumbered without the written consent of the Company, unless and until it is converted into Common Stock.

         2.       Dividend Rights
                  ---------------

         The holders of Preferred Stock shall be entitled to receive dividends on an equal basis with the holders of the common stock of the Company. The Company currently has no plans to declare or pay a dividend of any kind.

         3.       Liquidation Preference
                  ----------------------

         (a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, holders of each share of Preferred Stock outstanding shall be entitled to be paid out of the assets of the Company available for distribution to shareholders prior to any distribution to any class of shares, whether such assets are capital, surplus, or earnings, a liquidation preference per share equal to the Stated Value of the Preferred Stock plus accrued dividends if any. If upon liquidation, dissolution, or winding up of the Company, the assets to be distributed to the holders of the Preferred Stock shall be insufficient to permit payment to such shareholders of the full preferential amounts aforesaid, then all of the assets of the corporation available for distribution to holders of the Preferred Stock shall be distributed pro rata, so that each holder receives that portion of the assets available for distribution as the number of shares of Preferred Stock held by such holder bears to the total number of shares of Preferred Stock then outstanding.

         (b) A consolidation or merger of the Company with or into any other company or companies, or a sale, conveyance or disposition of all or substantially all of the assets of the Company or the effectuation by the Company of a transaction (including a merger or other reorganization) or series of related transactions in which more than fifty percent of the voting power of the corporation is disposed of, shall not be considered to be a liquidation, dissolution or winding up within the meaning of this section 3, provided however that each holder of Preferred Stock shall have the right to convert such holder's shares of preferred stock immediately prior to the record date relating to such transactions into shares of common stock in accordance with this Description.

         4.       Conversion
                  ----------

         Each share of Preferred Stock may be converted by the holder thereof, in whole or in part at any time or from time-to-time without the payment of any additional consideration, into fully paid and non-assessable shares of Common Stock of the Company, as calculated and subject to adjustment set forth below:

                  (a) The holder would provide the Company with a written Notice of Conversion at the principal office of the Company via certified mail (Attention to the president of the Company), return receipt requested, with an original certificate evidencing the Preferred Stock. The Notice may provide for the conversion of some or all of the Preferred Stock and shall be calibrated in number of dollars.

                  (b) Upon receipt of such Notice of Conversion, the Company shall calculate the "Weighted Average Trading Price" (as hereinafter defined) during the 20 trading days prior to the date the Company received the Notice of Exercise. The Weighted Average Trading Price shall equal; (a) the product of the closing bid price of the Company's common stock on each trading day multiplied by the number of such shares traded that day; each of these products shall be added together for each of the 20 days; (b) this amount shall then be divided by the aggregate number of such shares that traded during this 20 day period of time. Provided, however, the Weighted Average Trading Price shall not be less than $2.50 per share (the "Floor") nor greater than $7.00 per share (the "Ceiling"). In the event the Company reclassifies, splits or otherwise recapitalizes its common stock, the Floor and Ceiling shall be adjusted so that the aggregate outstanding shares before and after such transaction shall have the same aggregate value as the Floor and Ceiling before the transaction.

                  (c) The Company shall then, as of the date it received the Notice of Conversion issue to the Holder who has provided the Notice of Conversion an amount of shares of common stock of the Company equal to the dollar amount set forth in the Notice of Conversion divided by the Weighted Average Trading Price. The Company shall promptly issue whatever remaining non-converted shares of Preferred Stock at the Stated Value to such Holder.

         At the time of such surrender, the person exercising such option to convert shall be deemed to be the Holder of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to such person.

         The term "Common Stock" as used in this Paragraph 5 shall mean the shares of the Common Stock of the Company, authorized at the date of the initial issuance of the Preferred Stock or, in case of a reclassification or exchange of such Common Stock, shares of the stock into or for which such Common Stock shall be reclassified or exchanged and all provisions of this section 4 shall be applied appropriately thereto and to any stock resulting from any subsequent reclassification or exchange thereof. In case the Company shall declare a dividend or make any other distribution with respect to any stock of I/O Magic Corporation payable in Common Stock, rights or convertible Securities, as the case may be, then such dividend or distribution shall be distributed to the holders of the Preferred Stock, as if such shares of Preferred Stock had been converted into Common Stock on the day prior to the record date for such distribution.

         5.       Forced Conversion
                  -----------------

         The Company shall have the right to require all of the Holders of the Preferred Stock to convert their shares of Preferred Stock, without payment of any further consideration, into shares of Common Stock of the Company at the Weighted Average Trading Price calculated utilizing the date the Conversion Notice (defined as a written notification that it is the Company's intent to convert the outstanding shares of Preferred Stock into Common Stock of the Company) provided by the Company is received by the holder ("Forced Conversion Date"). In the event of any reclassification, stock split or recapitalization by the Company of its common stock, the minimum price at which the Company has a right to provide a Forced Conversion Date shall not be adjusted. Such Notice shall be sent to the registered office of the holder with the Company, certified mail, return receipt requested. The Company shall have the right to provide the Conversion Notice (a written notification that it is in the Company's intention to convert the outstanding shares of Preferred Stock into Common Stock) only during the five business days following the date on which the Company's common stock closed at or above a bid price of $3.00 per share during 15 consecutive trading days at anytime after the issuance of the Preferred Stock. Such Conversion Notice may require the conversion of some or all of the Preferred Stock. The applicable Floor and Ceiling shall be applied to a Forced Conversion.

         From and after each Forced Conversion Date, all rights of the Holders of the Preferred Stock designated for conversion as holders of Preferred Stock shall cease, such shares shall not thereafter be transferred (except with the consent of the Company) on the books of the Company, such shares shall not be deemed to be outstanding for any purpose whatsoever and each Holder of the Preferred Stock designated for conversion shall have the rights of holders of Common Stock as to such shares of Common Stock into which the shares of Preferred Stock are converted pursuant to this section 5, which rights shall arise on and continue after each Forced Conversion Date.

         Upon delivery and surrender of the certificates representing the appropriate number of shares to be converted under this section 5, duly endorsed or accompanied by proper instruments of transfer, the Company shall thereupon, on each Forced Conversion Date, issue the appropriate number of shares of Common Stock to the person whose name appears on such certificate or certificates as the owner thereof, Each surrendered certificate shall be canceled, but in cases in which less than all the shares represented by any such certificate share converted, a new certificate shall be issued representing the unconverted shares.

         6.       Trading Restrictions
                  --------------------

         In the event any shares of Preferred Stock are converted into common stock, for any reason, such shares of Common Stock shall be subject to the following trading restrictions:

                  (a) such shares may not be traded, transferred or encumbered during the Rule 144 holding period for non-affiliates;

                  (b) during each 30 day period thereafter, such shares may be traded at the rate of 10% aggregate common shares converted from the Preferred Stock.

         7.       Senior Equity Securities
                  ------------------------

         While any of the share of Preferred Stock are outstanding, the Company shall not authorize or issue additional shares of Preferred Stock with respect to any liquidation, dissolution or winding up rights superior or in parity with the liquidation rights set forth herein or shares which may be otherwise reclassified or converted into Preferred Stock or alter or change the preferences, special rights or powers of Preferred Stock so as to adversely affect the shares of Preferred Stock described herein, or create a separate class or series of preferred stock or other equity securities (including, without limitation, instruments convertible into or otherwise carrying rights to acquire equity securities) having priority (including, without limitation, any priority as to dividends) over or on a parity with the Preferred Stock, unless there is given the affirmative consent (given in writing or at a meeting duly called for that purpose) of the Holders of at least three-fourths of the aggregate number of shares of Preferred Stock then outstanding, provided that without approval of each holder of Preferred Stock, such amendment or change cannot reduce the Stated Value.

         8.       Voting
                  ------

         The Preferred Stock issued hereunder shall have no voting rights as a class until the Preferred stock is Converted into Common Stock, or as set forth herein and as required by law.

         9.       Reservation Of Shares
                  ---------------------

         The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock an amount of Common Stock sufficient to provide for a conversion of all outstanding Preferred Stock shares.

                                       C.

                            SERIES B PREFERRED STOCK

         1.       Authorized Amount
                  -----------------

         The Company is authorized to issue 10,000,000 (Ten Million) shares of preferred stock, $.001 par value of which 1,000,000 (One Million) shares are designated as the Series B Preferred Stock (the "Preferred Stock"), having the voting powers, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth below. Upon any issued shares of Preferred Stock being outstanding for two years, the Company shall be obligated to redeem any issued shares at the stated value of $8.00 per share (the "Stated Value"). The Preferred Stock may not be sold, transferred or encumbered without the written consent of the Company, unless and until it is converted into Common Stock.

         2.       Dividend Rights
                  ---------------

         The holders of Preferred Stock shall be entitled to receive dividends on an equal basis with the holders of the common stock of the Company. The Company currently has no plans to declare or pay a dividend of any kind.

         3.       Liquidation Preference
                  ----------------------

         (a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, holders of each share of Preferred Stock outstanding shall be entitled to be paid out of the assets of the Company available for distribution to shareholders prior to any distribution to any class of shares, whether such assets are capital, surplus, or earnings a liquidation preference per share equal to the Stated Value of the Preferred Stock plus accrued dividends if any. If upon liquidation, dissolution, or winding up of the Company, the assets to be distributed to the holders of the Preferred Stock shall be insufficient to permit payment to such shareholders of the full preferential amounts aforesaid, than all of the assets of the corporation available for distribution to holders of the Preferred stock shall be distribute pro rata, so that each holder received that portion of the assets available for distribution as the number of shares of Preferred Stock held by such holder bears to the total number of shares of Preferred Stock then outstanding.

         (b) A consolidation or merger of the Company with or into any other company or companies, or a sale, conveyance or disposition of all substantially all of the assets of the Company of the effectuation by the Company of a transaction (including a merger or other reorganization) or series of related transactions in which more than fifty percent of the voting power of the corporation is disposed of shall not be considered to be a liquidation, dissolution or winding up within the meaning of this section 3, provided however that each holder of Preferred Stock shall have the right to convert such holder's shares of preferred stock immediately prior to the record date relating to such transactions into shares of commons tock in accordance with this Description.

         4.       Conversion
                  ----------

         Each share of Preferred Stock may be converted by the holder thereof, in whole or in part at any time or from time-to-time without the payment of any additional consideration, into fully paid and non-assessable shares of Common Stock of the Company, as calculated and subject to adjustment set forth below:

         (a) The holder would provide the Company with a written Notice of Conversion at the principal office of the Company via certified mail (Attention to the president of the Company), return receipt requested, with an original certificate evidencing the Preferred Stock. The Notice may provide for the conversion of some or all of the Preferred Stock and shall be calibrated in number of dollars.

         (b) Upon receipt of such Notice of Conversion, the Company shall calculate the "Weighted Average Trading Price" (as hereinafter defined) during the 20 trading days prior to the date the Company received the Notice of Exercise. The Weighted Average Trading Price shall equal: (a) the product of the closing bid price of the Company's common stock on each trading day multiplied by the number of such shares traded that day; each of these products shall be added together for each of the 20 days; (b) this amount shall then be divided by the aggregate number of such shares that traded during this 20 day period of time. Provided, however, the Weighted Average Trading Price shall not be less than $2.50 per share (the "Floor") nor greater than $7.00 per share (the "Ceiling"). In the event the Company reclassifies, splits or otherwise recapitalized its common stock, the Floor and Ceiling shall be adjusted so that the aggregate outstanding shares before and after such transaction shall have the same aggregate value as the Floor and Ceiling before the transaction.

         (c) The Company shall then, as of the date it received the Notice of Conversion issue to the Holder who has provided the Notice of Conversion an amount of shares of common stock of the Company equal to the dollar amount set forth in the Notice of Conversion divided by the Weighted Average Trading Price. The Company shall promptly issue whatever remaining non-converted shares of Preferred Stock at the Stated Value to such Holder.

         At the time of such surrender, the person exercising such option to convert shall be deemed to be the Holder of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to such person.

         The term "Common Stock" as used in this Paragraph 5 shall mean the shares of the Common Stock of the Company, authorized at the date of the initial issuance of the Preferred Stock, or in case of reclassification or exchange of such Common Stock, shares of the stock into or for which such Common Stock shall be reclassified or exchanged and all provisions of this section 4 shall be applied thereof. In case the Company shall declare a dividend or make any other distribution with respect to any stock of I/OMagic Corporation payable in Common Stock, rights or convertible Securities, as Stock as if such shares of Preferred Stock had been converted into Common Stock on the day prior to the record date for such distribution.

         5.       Forced Conversion
                  -----------------

         The Company shall have the right to require all the Holders of the Preferred Stock to convert their shares of Preferred Stock, without payment of any further consideration, into shares of Common Stock of the Company at the Weighted Average Trading Price calculated utilizing the date the Conversion Notice (defined as a written notification that it is the Company's intent to convert the outstanding shares of Preferred Stock into Common stock of the Company) provided by the Company is received by the holder ("Forced Conversion Date"). In the event of any reclassification, stock split or recapitalization by the Company of its common stock, the minimum price at which the Company has a right to provide a Forced Conversion Date shall not be adjusted. Such Notice shall be sent to the registered office of the holder with the Company, certified mail, return receipt requested. The Company shall have the right to provide the Conversion Notice only during the five business days following the date on which the Company's common stock closed at or above a bid price of $3.00 per share during 15 consecutive trading days at anytime after the issuance of the Preferred Stock. Such Conversion Notice may require the conversion of some of all of the Preferred Stock. The applicable Floor and Ceiling shall be applied to a Forced Conversion.

         From and after each Forced Conversion Date, all rights of the Holders of the Preferred Stock designated for conversion as holders of Preferred Stock shall cease, such shares shall not thereafter be transferred (except with the consent of the Company) on the books of the Company, such shares shall not be deemed to be outstanding for any purpose whatsoever and each Holder of the Preferred Stock designated for conversion shall have the rights of holders of Common Stock as to such shares of Common stock into which the shares of Preferred Stock are converted pursuant to this section 5 which rights shall arise on and continue after each Forced Conversion Date.

         Upon delivery and surrender of the certificated representing the appropriate number of shares to be converted under this section 5, duly endorsed or accompanied by proper instruments of transfer, the Company shall thereupon, on each Forced Conversion Date, issue the appropriate number of shares of Common Stock to the person whose name appears on such certificate or certificates as the owner thereof. Each surrendered certificate shall be canceled, but in cases in which less than all the shares represented by any such certificate are converted, a new certificate shall be issued representing the unconverted shares.

         6.       Trading Restrictions
                  --------------------

         In the event any shares of Preferred Stock are converted into common stock, for any reason, such shares of Common Stock shall be subject to the following trading restrictions:

         (a) such shares may not be traded, transferred or encumbered during the Rule 144 holding period for non-affiliates;

         (b) during each 30 day period thereafter, such shares may be traded at the rate of 10% of the aggregate common shares converted from the Preferred Stock.

         7.       Senior Equity Securities
                  ------------------------

         While any of the shares of Preferred tock are outstanding, the Company shall not authorize or issue additional shares of Preferred stock with respect to any liquidation, dissolution or winding up rights superior or in parity with the liquidation rights set forth herein or shares which may be otherwise reclassified or converted into Preferred Stock, or alter or change the preferences, special rights or powers of Preferred Stock so as to adversely affect the shares of Preferred Stock described herein, or create a separate class or series of preferred stock or other equity securities (including, without limitation, instruments convertible into o otherwise carrying rights to acquire equity securities) having priority (including, without limitation, any priority as to dividends) over or on a parity with the Preferred Stock, unless there is given the affirmative consent (given in writing or at a meeting duly called for that purpose) of the Holders of at least three-fourths of the aggregate number of shares of Preferred Stock than outstanding, provided that without approval of each holder or Preferred Stock, such amendment or change cannot reduce the Stated Value.

         8.       Voting
                  ------

         The Preferred Stock issued hereunder shall have no voting rights as a class until Preferred Stock is Converted into Common Stock, or as set forth herein and as required by law.

         9.       Reservation Of Shares
                  ---------------------

         The Company shall at all times reserve and keep available out of its authorized unissued shares of Common Stock an amount of Common Stock sufficient to provide for a conversion of all outstanding Preferred Stock shares.

                                       D.

                                 PREFERRED STOCK

         Shares of Other Stock may be issued from time to time in one or more classes or series as the Board of Directors, by resolution or resolutions, may from time to time determine, each of said classes or series to be distinctively designated. The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such class or series may differ from those of any and all other classes or series of Other Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority, subject to any limitations contained in any class or series of Other Stock at any time outstanding, to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such class or series, including, but without limiting the generality of the foregoing, the following:

                  (i) The distinctive designation of, and the number of shares of Other Stock that shall constitute, such class or series, which number (except as otherwise provided by the Board of Directors in the resolution establishing such class or series) may be increased or decreased (but not below the number of shares of such class or series then outstanding) from time to time by like action of the Board of Directors;

                  (ii) The rights in respect of dividends, if any, of such class or series of Other Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or any other series of the same or other class or classes of capital stock of the Company, and whether such dividends shall be cumulative or noncumulative;

                  (iii) The right, if any, of the holders of such class or series of Other Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Company and the terms and conditions of such conversion or exchange;

                  (iv) Whether or not shares of such class or series of Other Stock shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, shares of such class or series of Other Stock may be redeemed;

                  (v) The rights, if any, of the holders of such class or series of Other Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Company or in the event of any merger or consolidation of or sale of assets by the Company;

                  (vi) The terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of such class or series of Other Stock;

                  (vii) The voting powers, if any, of the holders of any class or series of Other Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of the foregoing, include the right, voting as a class or series by itself or together with the holders of any other class or classes or series of the same or other class or classes of Other Stock or all classes or series of Other Stock, to elect one or more directors of the Company (which, without limiting the generality of the foregoing, may include a specified number or portion of the then-existing number of authorized directorships of the Company, or a specified number or portion of directorships in addition to the then-existing number of authorized directorships of the Company) generally or under such specific circumstances and on such conditions, as shall be provided in the resolution or resolutions of the Board of Directors adopted pursuant hereto; and

                  (viii) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as the Board of Directors shall determine.

THIRD: The capital stock of the Company, after the amount of the subscription price has been paid in money, property or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the Company, nor for any other purpose, and no stock issued as fully paid up shall ever be assessable or assessed, and the Articles of Incorporation shall not be amended in this particular.

FOURTH: Any action required or permitted to be taken by the stockholders of the Company must be effective at a duly called annual meeting or at a special meeting of stockholders of the Company, unless such action requiring or permitting stockholder approval is approved by a majority of the directors, in which case such action may be authorized or taken by the written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and the Articles of Incorporation have been satisfied.

FIFTH: The Company shall, to the fullest extent permitted by Nevada Revised Statutes section 78.751, as the same may be amended, supplemented or replaced from time to time, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Pursuant to said section 78.751, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

SIXTH: A director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Nevada Revised Statutes as the same exist or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence by the stockholders of the Company shall not adversely affect any right or protection of a director of the Company in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

         The number of shares of the Company outstanding and entitled to vote on an amendment to and restatement of the Articles of Incorporation are 67,930,291 shares of common stock; the foregoing amendments and restatement have been consented to and approved by a majority of the stockholders holding at least a majority of the common stock outstanding and entitled to vote thereon.

         IN WITNESS WHEREOF, I/OMagic Corporation has caused these Amended and Restated Articles of Incorporation to be signed by its Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary on this _____ day of __________ 2002.


                                   ---------------------------------------------
                                   Tony Shahbaz,
                                   Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary

                                 ACKNOWLEDGMENT

STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF ORANGE           )

         On _______________, 2002, before me, ____________________, a Notary
Public, personally appeared Tony Shahbaz, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

                                                              __________________
                                                              Notary's Signature

                              I/OMAGIC CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 4, 2002

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of I/OMagic Corporation (the "Company") hereby appoints Tony Shahbaz, as the attorney, agent and proxy holder of the undersigned, with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of the Company held of record by the undersigned at the close of business on September 6, 2002, at the 2002 Annual Meeting of stockholders to be held at The Westin South Coast Plaza Hotel, 686 Anton Boulevard, Costa Mesa, California 92626 on November 4, 2002, at 9:00 a.m. local time, and at any and all adjournments thereof. Our board of directors recommends a vote FOR each of the following proposals:

1.       To elect six directors as follows:

         [ ]  FOR all nominees listed below,      [ ]  WITHHOLD AUTHORITY to
              except as marked to the                  vote for all nominees
              contrary below                           listed below

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

               Tony Shahbaz           Daniel Hou                 Anthony Andrews

               Steel Su               Young -Hyun Shin           Daniel Yao

         IF THE UNDERSIGNED STOCKHOLDER WISHES TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE UNDERSIGNED MUST APPEAR AND VOTE IN PERSON AT THE ANNUAL MEETING. IF ANY STOCKHOLDER GIVES PROPER NOTICE AT THE ANNUAL MEETING OF HIS OR HER INTENTION TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDER WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY EXCEPT TO THE EXTENT DESCRIBED IN THE "VOTING AND PROXY" SECTION OF THE PROXY STATEMENT.

2.       To approve the adoption of a 2002 Stock Option Plan.

3. To approve a one-for-fifteen reverse split of the issued and outstanding shares of the Company's common stock through which every 15 shares of common stock outstanding at the effective date of the Amended and Restated Articles of Incorporation shall be converted into one fully paid and nonassessable share of common stock, with any fractional shares that result from such reverse stock split to be rounded up to the nearest whole share of common stock.

         [ ]  FOR                   [ ]  AGAINST               [ ]  ABSTAIN

4. To approve the Amended and Restated Articles of Incorporation to amend, restate and replace the Company's current Articles of Incorporation, to effect various changes recommended by the board of directors in the event Proposal 3 is not approved by the stockholders or if approved, the board of directors determines in its discretion to decline to implement the reverse stock split.

         [ ]  FOR                   [ ]  AGAINST               [ ]  ABSTAIN

5. To ratify the appointment of Singer Lewak Greenbaum & Goldstein LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.

         [ ]  FOR                   [ ]  AGAINST               [ ]  ABSTAIN

6. To vote in his discretion on such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY CARD MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY CARD OR BY VOTING AT THE ANNUAL MEETING IN PERSON. HOWEVER, A STOCKHOLDER WHO HOLDS SHARES THROUGH A BROKER OR OTHER NOMINEE MUST BRING A LEGAL PROXY TO THE MEETING IF THAT STOCKHOLDER DESIRES TO VOTE AT THE MEETING.

Please mark, date, sign and return this proxy card promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     DATED:

                                     -------------------------------------------

                                              (Signature of Stockholder(s))

                                     -------------------------------------------

                                              (Print Name(s) Here)

                                     [ ]      PLEASE CHECK IF YOU ARE PLANNING
                                              TO ATTEND THE ANNUAL MEETING

                                       2